Exhibit 99.1

Navigant Announces Agreement with Engine Capital

Targets Return of $175 Million Through Share Repurchase Program by the End of 2020

CHICAGO—May 10, 2018— Navigant (NYSE: NCI) today announced that it has entered into an agreement with Engine Capital, L.P. (“Engine Capital”) to end its current proxy contest. As part of the agreement, the Board has approved an expansion of the Company’s share repurchase authorization to $175 million and will target repurchasing shares in that amount by the end of 2020 as part of a longer-term capital return program. The authorization replaces the previous share repurchase authorization under which approximately $52 million remained as of March 31, 2018. Engine Capital has agreed to withdraw its slate of director nominees for election at the 2018 Annual Meeting of Shareholders, to vote for all of Navigant’s director nominees, and to customary standstill and related provisions.

“Today’s announcement reflects our continued confidence in the strength of our free cash flow generation and further reinforces our ongoing commitment to return capital to shareholders,” said Julie Howard, chairman and CEO of Navigant. “In making the decision to expand our repurchase authorization to further enhance shareholder value, the Board considered the interests of all of our shareholders, including recent input the Board received from some of our larger shareholders.”

“We appreciate the constructive dialogue we have had with Ms. Howard and the Board. Over the last few months, Navigant has taken a number of shareholder-friendly steps, including refreshment of its Board. Today’s announcement represents another step in the right direction. We believe the Company is now well-positioned to execute on its plan and enhance shareholder value,” said Arnaud Ajdler, Managing Member of Engine Capital.

The complete agreement between Navigant and Engine Capital will be included as an exhibit to the Company’s Current Report on Form 8-K, which will be filed with the Securities and Exchange Commission (“SEC”). Additional details regarding the 2018 Annual Meeting of Shareholders will be included in the Company’s definitive proxy materials, which will be filed with the SEC.

Jefferies LLC is serving as financial advisor and Sidley Austin LLP is serving as legal advisor to Navigant. Olshan Frome Wolosky LLP is serving as legal advisor to Engine Capital.

ABOUT NAVIGANT

Navigant Consulting, Inc. (NYSE: NCI) (“the Company”) is a specialized, global professional services firm that helps clients take control of their future. Navigant’s professionals apply deep industry knowledge, substantive technical expertise, and an enterprising approach to help clients build, manage, and/or protect their business interests. With a focus on markets and clients facing transformational change and significant regulatory or legal pressures, the firm primarily serves clients in the healthcare, energy, and financial services industries. Across a range of advisory, consulting, outsourcing, and technology/analytics services, Navigant’s practitioners bring sharp insight that pinpoints opportunities and delivers powerful results. More information about Navigant can be found at navigant.com.

About Engine Capital

Engine Capital is a value-oriented special situations fund that invests both actively and passively in companies undergoing changes.

Statements included in this press release which are not historical in nature are forward-looking statements as defined in the Private Securities Litigation Reform Act of 1995. Forward-looking statements may generally be identified by words such as “anticipate,” “believe,” “may,” “could,” “intend,” “estimate,” “expect,” “plan,” “outlook” and similar expressions. These statements are based upon management’s current expectations and speak only as of the date of this press release. The Company cautions readers that there may be events in the future that the Company is not able to accurately predict or control and the information contained in the forward-looking statements is inherently uncertain and subject to a number of risks that could cause actual results to differ materially from those contained in or implied by the forward-looking statements including, without limitation: the execution of the Company’s long-term growth objectives and margin improvement initiatives; risks inherent in international operations, including foreign currency fluctuations; ability to make acquisitions and divestitures; pace, timing and integration of acquisitions and separation of divestitures; operational risks associated with new or expanded service areas, including business process management services; impairments; changes in accounting standards or tax rates, laws or regulations; management of professional staff, including dependence on key personnel, recruiting, retention, attrition and the ability to successfully integrate new consultants into the Company’s practices; utilization rates; conflicts of interest; potential loss of clients or large engagements and the Company’s ability to attract new business; brand equity; competition; accurate pricing of engagements, particularly fixed fee and multi-year engagements; clients’ financial condition and their ability to make payments to the Company; risks inherent with litigation; higher risk client assignments; government contracting; professional liability; information security; the adequacy of our business, financial and information systems and technology; maintenance of effective internal controls; potential legislative and regulatory changes; continued and sufficient access to capital; compliance with covenants in our credit agreement; interest rate risk; and market and general economic and political conditions. Further information on these and other potential factors that could affect the Company’s financial results are included under the “Risk Factors” section of the Company’s Annual Report on Form 10-K for the year ended December 31, 2016, and elsewhere in the Company’s filings with the Securities and Exchange Commission (“SEC”), which are available on the SEC’s website or at investors.navigant.com. The Company cannot guarantee any future results, levels of activity, performance or achievement and undertakes no obligation to update any of its forward-looking statements.

IMPORTANT ADDITIONAL INFORMATION

This press release may be deemed to be solicitation material in connection with the matters to be considered at the 2018 Annual Meeting of Shareholders of the Company (the “2018 Annual Meeting”). The Company intends to file a definitive proxy statement and a proxy card with the SEC in connection with the solicitation of proxies from the Company’s shareholders. SHAREHOLDERS OF THE COMPANY ARE STRONGLY ENCOURAGED TO READ THE PROXY STATEMENT, PROXY CARD AND ALL OTHER DOCUMENTS FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE AS THEY WILL CONTAIN IMPORTANT INFORMATION. Investors and shareholders will be able to obtain a copy of the definitive proxy statement and other relevant documents filed by the Company free of charge from the SEC’s website at www.sec.gov. The Company’s shareholders will also be able to obtain a copy of the definitive proxy statement and other relevant filed documents free of charge by directing a written request to the Company’s Director of Investor Relations at 150 North Riverside Plaza, Suite 2100, Chicago, Illinois 60606, or from the investor relations section of the Company’s website at investors.navigant.com.

The Company, its directors and certain of its executive officers are deemed to be participants in the solicitation of proxies from Company shareholders in connection with the 2018 Annual Meeting. Information regarding the names of the Company’s directors and executive officers and their respective interests in the Company by security holdings or otherwise is set forth in the Company’s Annual Report on Form 10-K for the year ended December 31, 2017, as amended on Form 10-K/A, filed with the SEC on April 30, 2018. To the extent holdings of such participants in the Company’s securities are not reported or have changed since the amounts described in the Company’s Annual Report, as amended, such changes have been reflected on Initial Statements of Beneficial Ownership on Form 3 or Statements of Change in Ownership on Form 4 filed with the SEC and available at the Company’s website at investors.navigant.com. Additional details concerning the nominees of the Company’s Board of Directors for election at the 2018 Annual Meeting will be set forth in the definitive proxy statement and other materials to be filed with the SEC in connection with the 2018 Annual Meeting.